UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey		07901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 13, 2018, the Board of Directors of Celgene Corporation (the “Company”) amended and restated the Company’s by-laws (the “Amended and Restated By-Laws”) to add a new Section 2.10, which principally provides for the Board of Directors to establish a record date to determine the stockholders entitled to consent to corporate action in writing without a meeting. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board to fix a record date. The Board shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date, which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board.

The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the full text thereof, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders of the Company was held on June 13, 2018.

(b) Stockholders voted on the matters set forth below:

Proposal 1. Election of 12 Directors:

	For	Withheld	Broker Non-Votes
Mark J. Alles	485,353,824	29,158,328	98,028,985
Richard W. Barker, D.Phil.	505,648,036	8,864,116	98,028,985
Hans E. Bishop	505,723,032	8,789,120	98,028,985
Michael W. Bonney	493,475,922	21,036,230	98,028,985
Michael D. Casey	488,320,166	26,191,986	98,028,985
Carrie S. Cox	503,747,365	10,764,787	98,028,985
Michael A. Friedman, M.D.	498,164,661	16,347,491	98,028,985
Julia A. Haller, M.D.	507,175,711	7,336,441	98,028,985
Patricia A. Hemingway Hall	508,122,685	6,389,467	98,028,985
James J. Loughlin	501,712,832	12,799,320	98,028,985
Ernest Mario, Ph.D.	417,823,160	96,688,992	98,028,985
John H. Weiland	507,902,969	6,609,183	98,028,985

Proposal 2. Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2018:

For	596,458,886
Against	14,738,350
Abstain	1,343,901
Broker Non-Votes	98,028,985

Proposal 3. Advisory Vote on Executive Compensation:

For	479,362,961
Against	32,965,505
Abstain	2,183,686
Broker Non-Votes	98,028,985

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Proposal 4. Advisory Vote on a Stockholder Proposal requesting that the Company’s Board of Directors amend the proxy access by-law provision to eliminate the limit on the number of stockholders that can aggregate their shares to achieve the holding requirement for nomination of directors (described in more detail in the Proxy Statement):

For	174,368,854
Against	337,429,316
Abstain	2,713,982
Broker Non-Votes	98,028,985

Proposal 5. Advisory Vote on a Stockholder Proposal to request that the Company’s Board of Directors adopt a policy and amend the governing documents to require that the Chairman of the Board be an independent member (described in more detail in the Proxy Statement):

For	246,702,359
Against	265,148,200
Abstain	2,661,593
Broker Non-Votes	98,028,985

(c) Not applicable.

(d) Not applicable.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 3.1 – Amended and Restated By-Laws of the Company

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: June 13, 2018	By:	/s/ Peter N. Kellogg
Peter N. Kellogg
Executive Vice President and Chief Financial Officer

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